Exhibit 32.1


                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David R. Stith, President and Chief Executive Officer of Biofarm, Inc. (the "Company"), hereby certify to my knowledge that:

      1. The Company's periodic report on Form 10-QSB for the period ended April 30, 2004 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


BIOFARM, INC.                               /s/ David R. Stith
(Registrant)                                ---------------------------
                                            David R. Stith
                                            Chief Executive Officer

Dated:  June 14, 2004